UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 25, 2021

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.02. Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 25, 2021, Adeptus Partners LLC, the independent registered public accounting firm for Applied UV, Inc. (the “Company”), informed the Audit Committee of the Board of Directors of the Company, that the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2019 (the “2019 Financial Statements”) and the consolidated financial statements for the interim periods ended March 31, 2020, June 30, 2020 and September 30, 2020 (the “2020 Interim Financial Statements” and together with the 2019 Financial Statements, the “Affected Financial Statements” and the periods for which the Affected Financial Statements relate are collectively referred to herein as, the "Non-Reliance Periods") contained errors and should be restated. As a result, the consolidated financial statements and other financial information, investor presentations or other communications related thereto covering the Non-Reliance Periods should no longer be relied upon. The errors relate solely to the Company’s wholly-owned subsidiary, Munn Works, LLC and occurred prior to the Company’s initial public offering and at a time when neither the Company nor Munn Works, LLC employed any accounting staff.

In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the "2020 Form 10-K"), the Company’s management became aware that the Company’s consolidated financial statements for the Non-Reliance Periods contained errors related to revenue recognition as the Company had recorded a sale in the amount of $234,570 during December of 2019 which did not complete the earnings process and should have been deferred until the 2020 year in accordance with ASU 2014-09, Revenue from Contracts with Customers: Topic 606. As a result, the Company will restate its consolidated financial statements for the Non-Reliance Periods in the 2020 Form 10-K. The correction of the mis-recorded sale resulted in a 2.5% decrease of sales and a decrease of 8.4% of net income as set forth in the 2019 Financial Statements and a 8.0% increase of sales and a 73.5% decrease in net loss in the June 30, 2020 interim financial statements.

The effects of the revenue recognition error on the Affected Financial Statements are shown in the tables below.

	December 31, 2019		March 31, 2020 (Unaudited)
	As Reported	As Restated	As Reported	As Restated
Consolidated Balance Sheets:
Deferred revenue	$1,245,300	$1,479,870	$1,390,540	$1,681,876
Total Current Liabilities	$2,767,960	$3,002,530	$2,836,706	$3,128,042
Retained earnings (Deficit)	$1,384,289	$1,149,719	$1,362,678	$1,071,342
Total Stockholders' Equity (Deficit)	$1,384,790	$1,150,220	$1,363,179	$1,071,843

There were no changes to the Company’s consolidated balance sheets included in the Company’s restated June 30, 2020 and September 30, 2020 financial statements.

	Year Ended December 31, 2019
	As Reported	As Restated
Consolidated Statement of Operations:
Net Sales	$9,329,720	$9,095,150

Cost of Goods Sold	6,009,730	6,009,730

Gross Profit	3,319,990	3,085,420

Operating Expenses
Research and development	—	—
Stock based compensation	—	—
Selling. General and Administrative Expenses	1,916,386	1,916,386
Total Operating Expenses	1,916,386	1,916,386

Operating (Loss) Income	1,403,604	1,169,034

Other Income
Gain on settlement	1,520,399	1,520,399
Other Income	(15,736)	(15,736)
Total Other Income	1,504,663	1,504,663

(Loss) Income Before Provision for Income Taxes	2,908,267	2,673,697

Provision for Income Taxes	106,861	106,861

Net (Loss) Income	2,801,406	2,566,836

Basic and Diluted (Loss) Earnings Per Common Share	$0.56	$0.51

	Three Months Ended March 31, 2020		Three Months Ended June 30, 2020
	As Reported	As Restated	As Reported	As Restated
Consolidated Statements of Operations:
Net Sales	$1,528,400	$1,471,634	$1,404,028	$1,695,364

Cost of Goods Sold	1,161,813	1,161,813	1,180,769	1,180,769

Gross Profit	366,587	309,821	223,259	514,595

Operating Expenses
Research and development	—	—	—	—
Stock based compensation	—	—	101,607	101,607
Selling. General and Administrative Expenses	388,198	388,198	426,677	426,677
Total Operating Expenses	388,198	388,198	528,284	528,284

Operating (Loss) Income	(21,611)	(78,377)	(305,025)	(13,689)

Other Income
	—	—	—	—
	—	—	7,497	7,497
	—	—	7,497	7,497

(Loss) Income Before Provision for Income Taxes	(21,611)	(78,377)	(297,528)	(6,192)

Provision for Income Taxes	—	—	—	—

Net (Loss) Income	(21,611)	(78,377)	(297,528)	(6,192)

Basic and Diluted (Loss) Earnings Per Common Share	$—	$(0.02)	$(0.06)	$—

	Six Months Ended June 30, 2020		Nine Months Ended September 30, 2020
	As Reported	As Restated	As Reported	As Restated
Consolidated Statements of Operations:
Net Sales	$2,932,428	$3,166,998	$4,493,061	$4,727,631

Cost of Goods Sold	2,342,582	2,342,582	3,825,037	3,825,037

Gross Profit	589,846	824,416	668,024	902,594

Operating Expenses
Research and development	—	—	65,037	65,037
Stock based compensation	101,607	101,607	381,314	381,314
Selling. General and Administrative Expenses	814,875	814,875	1,443,276	1,443,276
Total Operating Expenses	916,482	916,482	1,889,627	1,889,627

Operating (Loss) Income	(326,636)	(92,066)	(1,221,603)	(987,033)

Other Income
	7,497	7,497	11,905	11,905
	7,497	7,497	11,905	11,905

(Loss) Income Before Provision for Income Taxes	(319,139)	(84,569)	(1,209,698)	(975,128)

Provision for Income Taxes	—	—	—	—

Net (Loss) Income	(319,139)	(84,569)	(1,209,698)	(975,128)

Basic and Diluted (Loss) Earnings Per Common Share	$(0.06)	$(0.02)	$(0.19)	$(0.18)

There were no changes to the Company’s consolidated statements of income included in the Company’s restated financial statements for the three-month period ended September 30, 2020.

The 2020 Form 10-K is expected to be filed with the U.S. Securities and Exchange Commission (the "SEC") on or before March 31, 2021. The Company has not filed and does not intend to file amendments to the Company’s Registration Statements on Form S-1 or its Quarterly Report on Form 10-Q for the periods affected by the restatement and correction of the Company’s consolidated financial statements as described above. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Non-Reliance Periods as disclosed in the 2020 Form 10-K, the Company’s two Registration Statements on Form S-1 described above, as amended by the post-effective amendments thereto and in future filings with the SEC (as applicable), and not rely on any previously filed registration statements or reports, investor presentations or other communications related thereto covering the Non-Reliance Periods.

The Company has concluded that the control deficiency that resulted in the failure to detect the accounting errors described above constituted a material weakness in internal control over financial reporting as of December 31, 2019. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company’s disclosure controls and procedures and internal control over financial reporting are effective. The Company’s management has developed a remediation plan to address the material weakness and as of January 1, 2021 began using a new cloud based software which tracks the progress of jobs and more accurately reflects the percentage of job completeness ensure such revenue is recognized in the appropriate period.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s  current independent registered public accounting firm, Adeptus Partners LLC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Adeptus Partners LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied UV, Inc.

Date: March 30, 2021	By:	/s/ Keyoumars Saeed
	Name:	Keyoumars Saeed
	Title:	Chief Executive Officer

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